UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 9, 2012

AMBASSADORS GROUP, INC.

Delaware	No. 0-33347	91-1957010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dwight D. Eisenhower Building, 2001 S Flint Road, Spokane, WA 99224
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(509) 568-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 1.01.

Item 2.03  Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 2.03.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, at the Annual Meeting of Stockholders of Ambassadors Group, Inc. (the “Corporation”), which was held on June 7, 2012, the stockholders of the Corporation approved an advisory vote to declassify the Board of Directors (the “Board”) of the Corporation.

On July 9, 2012, the Board unanimously approved an amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate Amendment”) and an amendment to the Bylaws of the Corporation (the “Bylaws Amendment”, and together with the Certificate Amendment, collectively, the “Amendments”) to declassify the Board, subject to, and effective upon, the approval by the Corporation’s stockholders of the Certificate Amendment at the 2013 Annual Meeting of Stockholders of the Corporation (the “2013 Meeting”).

Currently, the Board is divided into three classes and each director is elected for a three-year term. If the stockholders of the Corporation approve the Certificate Amendment at the 2013 Meeting, upon filing the Certificate Amendment with the Delaware Secretary of State, the Board will be declassified and all of the directors of the Corporation will be of one class and will be elected at least annually, beginning with the 2013 Meeting.

In connection with the proposed declassification of the Board, on July 9, 2012, each of the Class II directors, James M. Kalustian, Lisa Rapuano and Timothy M. Walsh, whose terms are scheduled to expire in 2015, and each of the Class III directors, Daniel G. Byrne, Nilofer Merchant and Peter H. Kamin, whose terms are scheduled to expire in 2014, tendered his or her resignation as a director of the Corporation, to be effective upon the approval of the Certificate Amendment by the stockholders of the Corporation at the 2013 Meeting (the “Resignations”).

In addition, on July 9, 2012, that certain Cooperation Agreement, dated as of May 7, 2012, by and among the Corporation, Lane Five Partners LP, certain of its affiliates, Lisa O’Dell Rapuano, Peter H. Kamin and certain other parties, was amended to conform to the proposed declassification of the Board, effective upon the approval of the Certificate Amendment by the stockholders of the Corporation at the 2013 Meeting (the “Cooperation Agreement Amendment”).

In the event the stockholders of the Corporation do not approve the Certificate Amendment at the 2013 Meeting, the Amendments, the Resignations and the Cooperation Agreement Amendment will be deemed null and void with no force or effect.

The foregoing descriptions of the Certificate Amendment, the Bylaws Amendment and the Cooperation Agreement Amendment do not purport to be complete and are qualified in their entirety by the full text of such documents, forms of which are attached as Exhibits 3.1, 3.2 and 10.1, respectively, to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Ambassadors Group, Inc.

3.2	Certificate of Amendment of By-Laws of Ambassadors Group, Inc.

10.1
Amendment to Cooperation Agreement, dated July 9, 2012, among Ambassadors Group,  Inc., Lane Five Partners LP, Lane Five Capital Management LP, Lane Five Capital Management, LLC, Lane Five Partners GP LLC, Lisa O’Dell Rapuano, 3K Limited Partnership and Peter H. Kamin.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS GROUP, INC.

Date July 9, 2012	By:	/s/Anthony F. Dombrowik

Anthony F. Dombrowik Senior Vice President, Chief Financial Officer (Principal financial officer)

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Ambassadors Group, Inc.

3.2	Certificate of Amendment of By-Laws of Ambassadors Group, Inc.

10.1
Amendment to Cooperation Agreement, dated July 9, 2012, among Ambassadors Group,  Inc., Lane Five Partners LP, Lane Five Capital Management LP, Lane Five Capital Management, LLC, Lane Five Partners GP LLC, Lisa O’Dell Rapuano, 3K Limited Partnership and Peter H. Kamin.